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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 22, 2000


                              Greater Bay Bancorp
            (Exact name of registrant as specified in its charter)


           California                             77-0387041
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                  identification number)


                       Commission file number:  0-25034


                            2860 West Bayshore Road
                          Palo Alto, California 94303
             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code: (650) 813-8200
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Item 5.  Other Events.

     (a) Greater Bay Bancorp (the "Registrant") issued a press release on February 22, 2000 announcing its first quarter 2000 cash dividend. A copy of the press release is attached hereto as Exhibit 99.1.

     (b) On January 31, 2000, the Registrant completed its merger with Mt. Diablo Bancshares ("MDB"), which was accounted for using the pooling of interests method of accounting. Attached hereto as Exhibit 99.2 are the Registrant's interim financial data as of February 29, 2000 showing 30 days of post-combination operating results. Upon filing of this interim financial data, the Registrant's supplemental consolidated financial statements included in the Registrant's Current Report on Form 8-K, filed with the SEC on February 1, 2000, become the historical consolidated financial statements of the Registrant.

Item 7.  Financial Statements and Exhibits.

Exhibits
--------

99.1  Press Release dated February 22, 2000

99.2  Interim Financial Data as of February 29, 2000

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Greater Bay Bancorp
                                    (Registrant)



Dated: March 30, 2000               By:  /s/ Linda M. Iannone
                                         --------------------
                                         Linda M. Iannone
                                         Senior Vice President and General
                                         Counsel

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                                 Exhibit Index
                                 -------------

99.1  Press Release dated February 22, 2000

99.2  Interim Financial Data as of February 29, 2000

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